SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C. 20549

                                         FORM 8-K

                                      CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934





                     Date of Report (Date of Earliest Event Reported)


                                Greater China Corporation
  ------------------------------------------------------------------------------
                     (name of Registrant as specified in its charter)


             Delaware                  22-3057451                     0-15937
       ---------------          ------------------                -------------
         (State or other              (IRS Employer          (Commission file
          jurisdiction of          Identification No)                  Number)
          incorporation or
          organization)



                                   27 East 61st Street
                                   New York, NY  10021
                           ------------------------------------
                         (Address of principal executive offices)


     Registrant's telephone number, including area code: (212) 935-0561
                                                    ------------------------





     ITEMS 1 and 2.

          As previously reported, effective September 30, 1997, Greater China Corporation (GCHC") acquired 100% of the issued and outstanding shares of The International Technology Group ("ITG"), a Hong Kong based Company. In exchange for 100% of the shares of ITG, GCHC issued to the shareholders of ITG an initial 10,000,000 shares of GCHC Common Stock. The final number of GCHC shares held by the ITG shareholders were to be adjusted to equal 50% of the issued and outstanding shares of GCHC following the effect of an additional $5,000,000 financing by GCHC.

          On March 25, 1998, GCHC and ITG amended the Agreement for the Exchange of Stock whereby ITG and the ITG shareholders waived the requirement for GCHC to obtain the $5,000,000 of financing as a condition of the transaction. As consideration for the ITG shareholder waiver, the ITG shareholders will be issued an additional 3,755,169 shares of GCHC common stock. As a result of the above transactions, ITG is now a wholly owned subsidiary of GCHC. All legal documents required for the completion of this transaction were completed and agreed by both parties on April 28, 1998.

          ITG consists of seven companies that manufacture and distribute a variety of fiber-optic related products to the major telecommunications and cable providers in China, South East Asia, Europe, North America and the Middle East. ITG's annual revenues (unaudited) for the fiscal year ended March 31, 1998 were $7.3 million with an operating loss of $907,000. Sales and profits were constrained due to working capital limitations that affected the Company's ability to fulfill order backlog. In addition, during this period, ITG completed construction of its fiber-optic gel manufacturing facility in China which was funded entirely out of internal resources. The March 31, 1998 managment account of results are subject to adjustment upon completion of the audit.

          ITG's audited results for the fiscal year ended March 31, were revenues of US$8,430,294 and net profits of US$179,198. These figures do not include audited revenues of US$5,760,080 and net profits of $80,736 from Arnhem Technology Ltd. that became a wholly owned subsidiary of ITG during the period ending March 31, 1997.

          In conjunction with the Agreement, Mr. Gary S. Robinson was appointed President and Chief Executive Officer of GCHC and Mr. Richard B. George was appointed Executive Vice President. Mr. John W. Allen is Executive Chairman of the Board and Mr. Peter R. Barker retains his position as Executive Vice President. Messrs. Robinson and George have also joined the Board of Directors of GCHC.

          Additionally, GCHC has retained Cross Border Enterprises, L.L.C., a New York based investment banking firm, as exclusive financial advisor. The mandate of Cross Border is to raise additional capital to support the expansion of GCHC's activities in the fiber optic and telecommunications industry.









     ITEM 4

          Following analysis and discussions, it was determined that the relationship between Greater China Corporation and its independent certified public accountants, Grant Thornton LLP, should cease. A letter of resignation was sent to the Registrant and to the Securities and Exchange Commission by Grant Thornton LLP on April 3, 1998. ITG's independent certified accountant's continue to serve in their capacity. Grant Thornton, LLP was not engaged to perform any services for ITG. GCHC is in discussions with other independent certified public accounting firms and will file a Report on Form 8K in connection with the engagement of a new independent certified public accountant at such time as appropriate.

          The Registrant has not had its financial statements audited as part of the Registrant's reporting obligations under Section 13 of the Securities Exchange Act of 1934, as amended, for the fiscal years ended September 30, 1997 and 1996. Grant Thornton LLP's report covering the fiscal year ended September 30, 1995 as filed with Greater China Corporation's Annual Report for the fiscal year ended September 30, 1995 did not include an adverse opinion or disclaimer of opinion, and was not modified or qualified in any way. In connection with the two (2) most recent fiscal years and during any subsequent interim period preceding such resignation, there were no disagreements between Grant Thornton LLP and the Registrant on any matter of accounting principals, practices, financial statement disclosures or auditing scope which if not resolved to Grant Thornton LLP's satisfaction would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement in connection with its audit reports.


     Item 7.   Financial Statements and Exhibits

               (a) The Registrant intends to file two years Audited Financial Statements of business acquired witing 75 days.

               (c ) Exhibits


                    EXHIBIT NO.              DESCRIPTION
                    2.1                     AMENDMENT NO. 1 TO THE AGREEMENT
                                            FOR THE EXCHANGE OF STOCK

                    16.1                    LETTER RE CHANGE IN INDEPENDENT
                                            CERTIFIED PUBLIC ACCOUNTANT DATED
                                            April 3, 1998

                    16.2                    LETTER RE AGREEEMENT TO STATEMENTS
                                            CONTAINED HEREIN CONCERNING GRANT
                                            THORNTON LLP











                                     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                   GREATER CHINA CORPORATION




     Dated:  MAY 1, 1998             By: /s/ Peter R. Barker
                                           --------------------------------
                                           Peter R. Barker
                                           Executive Vice President










































                                      EXHIBIT INDEX

                EXHIBIT NO.             DESCRIPTION
                    2.1                      AMENDMENT NO. 1 TO THE AGREEMENT
                                             FOR THE EXCHANGE OF STOCK

                    16.1                     LETTER RE CHANGE IN INDEPENDENT
                                             CERTIFIED PUBLIC ACCOUNTANT DATED
                                             April 3, 1998

                   16.2                      LETTER RE AGREEMENT TO STATEMENTS
                                             CONTAINED HEREIN CONCERNING GRANT
                                             THORNTON LLP


     EXHIBIT 2.1
                                     AMENDMENT NO. 1

                          TO AGREEMENT FOR THE EXCHANGE OF STOCK

        THIS AMENDMENT  NO.1  TO  AGREEMENT  FOR  THE  EXCHANGE  OF  STOCK  (the

     _Amendment_), is entered into as of March 25, 1998 by and among (1) Greater

     China Corporation, a  Delaware corporation (_GCC_),  (2) The  International

     Technology Group  Limited, a  Hong Kong  corporation (_ITG_)  and (3)  Gary

     Steven Robinson, an individual, Richard  Barrie George, an individual,  Ian

     Charles Hatchell, an individual, Simon Mark Coates, an individual, Mukhtiar

     Singh-Sohal, an individual,  Martyn Paul  Booker, an  individual, and  Sark

     Consultants Limited, a corporation ( collectively the _ITG Shareholders_).

                                      Premises

        WHEREAS, GCC and the ITG Shareholders have entered into an Agreement for the Exchange of Stock  (the _Agreement_), dated as  of September 30,  1997,

     which provided  for  the exchange  of  10,000  shares of  HK$  1.00  value,

     Ordinary shares of stock  (the _Exchanged  ITG Stock_) of ITG owned by  the

     ITG Shareholders, in  exchange for 10,000,000  shares of the  US$ 0.02  par value shares of common stock (the  _Exchanged GCC Stock_), of GCC,  subject to adjustment in accordance with Section 3.6 of the Exchange Agreement;



        WHEREAS, GCC,  ITG  and  the  ITG  Shareholders  desire  to  effect  the following amendments to the Agreement in  the form of agreements set  forth below, which shall have the effect of amending certain terms and conditions of the  Agreement,  but  shall  incorporate all  of  the  other  terms  and conditions of the Agreement not otherwise inconsistent with this Amendment;

     and







        WHEREAS, the  parties  intend and  believe  that  it is  in  their  best

     interests  to  enter   into  this  Amendment   and  the  other   agreements

     contemplated herein;

                                      Agreement



        NOW, THEREFORE, on the stated premises  and for and in consideration  of the mutual covenant  and agreements hereinafter  set forth  and the  mutual benefits to the parties  to be derived  here from, it  is hereby agreed  as follows:


     1. Amendment of Certain  Provisions of  the Agreement. The parties  hereby agree to  amend  and restate  Sections  3.3 and  3.6  of the  Agreement  as follows:


     Section 3.3. Release of Escrowed Shares.  The parties hereby agree and  the

     Escrow Agent is  hereby instructed that  the Exchanged ITG  Stock shall  be released and delivered to GCC and the Exchanged GCC stock shall be released and delivered  to  the ITG  Shareholders  pursuant  to the  terms  of  this

     Agreement and the Escrow Agreement.


     Section 3.6. Delivery of Additional Shares. Simultaneously with the release and delivery of the Exchanged ITG Stock and the exchanged GCC Stock by  the

     Escrow Agent pursuant to Section 3.3  hereof, GCC shall deliver to the  ITG

     Shareholders an  additional 3,755,169  shares of  GCC Common  Stock,  which shall be deemed to be Exchanged GCC Stock for purposes of this Agreement,

      and which shall  be delivered  to the  ITG Shareholders  in proportion  to their percentage ownership of Exchanged ITG Stock, as follows:







     Gary Steven Robinson, an individual: 1,464,515 Shares of GCC Common Stock.

     Richard Barrie George, an individual: 1,464,515 Shares of GCC Common Stock.

     Sark Consultants Ltd., a Corporation:   337,966 Shares of GCC Common Stock.

     Ian Charles Hatchell, an individual:    375,517 Shares of GCC Common Stock.

     Simon Mark Coates, an individual:       37,552 Shares of GCC Common Stock.

     Mukhtiar Singh-Sohal, an individual:    37,552 Shares of GCC Common Stock.

     Martyn Paul Booker, an individual :     37,552 Shares of GCC Common Stock.


        1. Incorporation by Reference of Agreement. The terms of this  Amendment shall incorporate  all  of  the terms  and  conditions  of  the  Agreement,

    including certain capitalization  terms included herein  as defined in  the

     Agreement, not therewise inconsistent with this Amendment. In the event  of any inconsistency between the Agreement and  this Amendment, the terms  and conditions of this Amendment shall control.



     IN WITNESS WHEREOF,  the parties hereto  have caused this  Amendment to  be executed and entered into and closed as of the date first above written  at

     New York, New York.



     ("GCC")
     Greater China Corporation
     A Delaware Corporation

     By: /s/John W. Allen
     -----------------------------------------
     John W. Allen, Chairman and CEO


     By: /s/ Peter R. Barker
     -----------------------------------------
     Peter R. Barker, Executive Vice President







     ("ITG")
     The International Technology Group Limited
     A Hong Kong Corporation


     By : /s/ Gary S. Robinson
     -----------------------------------------
     Gary Steven Robinson, Managing Director


     By : /s/ Richard B. George
     -----------------------------------------
     Richard Barrie George, Managing Director


     ("ITG Shareholders")


     By : /s/ Gary S. Robinson
     ------------------------------------------
     Gary Steven Robinson, an individual


     By :  Richard B. George
     -------------------------------------------
     Richard Barrie George, an individual


     By : Ian C, Hatchell
     -------------------------------------------
     Ian Charles Hatchell, an individual


     By : /s/ Simon M. Coates
     -------------------------------------------
     Simon Mark Coates, an individual

     By : /s/ Mukhtiar Singh-Sohal
     -------------------------------------------
     Mukhtiar Singh-Sohal, an individual


     By : /s/ Martyn P. Booker
     -------------------------------------------
     Martyn Paul Booker, an individual


     By : Sark Consultants Ltd.
     -------------------------------------------
     Sark Consultants Ltd., a Corporation

     Exhibit 16.1

                                                         605 Third Avenue
                                                         New York, NY  10158
                                                         212 599-0100
                                                         Fax 212 370-4520


                                                 GRANT THORNTON LLP

     April 3, 1998


     Mr. John W. Allen
     President and Chief Operatin Officer
     Greater China Corporation
     27 East 61st Street
     Third Floor
     New York, New York  10021

     Dear Mr. Alllen:

     This is to confirm that the client-auditor relationship between Greater China Corporation (Commission File No. 97618772) and Grant Thornton LLP has ceased.


     Very truly yours,

     /s/ Grant Thornton LLP
     Grant Thornton LLP

     mcb:sv


     cc:   Office of the Chief Accountant
           SECPS Letter File
           Securities and Exchange Commission
           Mail Stop 9-5
           450 Fifth Street, NW
           Washington, DC  20549


  EXHIBIT 16.2



                                                 605 Third Avenue
                                                 New York, NY 10158-0142
                                                 (212) 599-0100
                                                 Fax 212 370-4520


                                             Grant Thornton LLP
                                               Accountants and
                                               Mangement Consultants

   May 1, 1998



   Securities & Exchange Commission
   Washington, D.C.  20549


     Re: Greater China Corporation
         File No. 97618772

   Dear Sir or Madam:

   We have read Item 4 ofthe Form 8-K of Greater China Corporation dated
   May 1, 1998, and agree with the statements contained therein concerning Grant Thornton LLP. We were not engaged to perform audits of the Registrant for any period subsequent to September 30, 1995, or for ITG for any period.

   Very truly yours,



  /s/ Grant Thornton LLP
  Grant Thornton LLP

  May 1, 1998